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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 3, 2002
                Date of Report (Date of earliest event reported)


                            THE FAIRCHILD CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       1-6560                  34-0728587
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              45025 Aviation Drive
                                    Suite 300
                           Dulles, Virginia 20166-7516
                    (Address of principal executive offices)

                                 (703) 478-5800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets.

     On December 3, 2002, The Fairchild Corporation and certain of its subsidiaries completed the previously announced sale of its fastener business to Alcoa Inc for approximately $657 million in cash and the assumption of certain liabilities. The cash received from Alcoa is subject to a post-closing adjustment based upon the net working capital of Fairchild Fasteners on December 3, 2002, compared with its net working capital as of March 31, 2002. Fairchild may also receive additional cash proceeds up to $50 million, in an earnout formula based on the number of Boeing and Airbus commercial aircraft deliveries during 2003-2006.

     Fairchild used a portion of the proceeds from the sale to repay its bank debt and to complete a tender offer acquiring all of its outstanding $225 million 10.75% senior subordinated notes due in April 2009. The tender offer and the repayment of bank debt closed concurrently with the closing of the sale to Alcoa.

     The sale is more fully described in Fairchild's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 23, 2002.




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Item 7.    Financial Statements and Exhibits.


        (a)   Financial statements of businesses acquired. Not applicable.

        (b)   Pro forma financial information.
              Pro forma financial information is included with this Current Report on Form 8-K (See Exhibit 99.2).

        (c)   Exhibits. The following exhibits are filed herewith:

        Exhibit No.         Description

        2.1 Acquisition Agreement dated as of July 16, 2002 among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc., with Exhibit A (Conveyance, Assignment, Transfer and Bill of Sale), Exhibit B (Undertaking and Indemnity Agreement) and Exhibit C (Escrow Agreement) attached thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated July 16, 2002).

        2.2 Amendment No. 1 to the Acquisition Agreement, dated as of December 3, 2002, to the Acquisition Agreement, dated as of July 16, 2002, among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc.

        99.1                Press release of The Fairchild Corporation dated
                            December 3, 2002

        99.2 Unaudited pro forma consolidated statements of earnings for the year ended June 30, 2002 and for the three months ended September 29, 2002, and unaudited pro forma consolidated balance sheet as of September 29, 2002, giving effect to the disposition of the fastener business.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 2002


                              THE FAIRCHILD CORPORATION


                              By: /s/ DONALD E. MILLER
                                  Name:  Donald E. Miller
                                  Title:  Executive Vice President and Secretary


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                                  EXHIBIT INDEX


        Exhibit No.         Description
        2.1                 Acquisition Agreement dated as of July 16, 2002
                            among Alcoa Inc., The Fairchild Corporation,
                            Fairchild Holding Corp. and Sheepdog, Inc., with
                            Exhibit A (Conveyance, Assignment, Transfer and Bill of Sale), Exhibit B (Undertaking and Indemnity
                            Agreement) and Exhibit C (Escrow Agreement) attached thereto (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated July 16, 2002).

        2.2 Amendment No. 1 to the Acquisition Agreement, dated as of December 3, 2002, to the Acquisition Agreement, dated as of July 16, 2002, among Alcoa Inc., The Fairchild Corporation, Fairchild Holding Corp. and Sheepdog, Inc.

        99.1                Press release of The Fairchild Corporation dated
                            December 3, 2002.

        99.2 Unaudited pro forma consolidated statements of earnings for the year ended June 30, 2002 and for the three months ended September 29, 2002, and unaudited pro forma consolidated balance sheet as of September 29, 2002, giving effect to the disposition of the fastener business.